Outstanding warrants	12 Months Ended
Dec. 31, 2013
Outstanding warrants [Abstract]
Outstanding warrants

Note 15 - Outstanding warrants:

At December 31, 2012, there were outstanding warrants to purchase 62,280 membership units of THE ONE GROUP at prices ranging from $22.94 to $32.00 per unit. The warrants became exercisable in 2009 through 2012 and expire at various dates through 2021. In connection with the Merger, the warrants that were outstanding at October 16, 2013 were converted into shares of the Company at an exchange ratio of 8.09 and these shares were put into a liquidating trust that was established between members of THE ONE GROUP and a designated trustee ("Liquidating Trust") in order to hold and distribute the trust's assets. The Company issued warrants to purchase 5,750,000 shares of Common Stock at an exercise price of $5.00 per share in connection with the Company's initial public offering. These warrants became exercisable as of the effectiveness of the post-effective amendment on February 27, 2014 and will expire on the date that is the earlier of (i) February 27, 2016 or (ii) the forty-fifth (45th) day following the date that the Common Stock closes at or above $6.25 per share for 20 out of 30 trading days commencing on the effective date. As a result of the effectiveness, holders of these warrants issued and outstanding may now exercise them and receive shares of common stock upon the payment of the related exercise price.